UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2021

JOANN Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40204	46-1095540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Darrow Road

Hudson, Ohio 44236

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, par value $0.01 per share	JOAN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01Regulation FD Disclosure.

On May 21, 2021, JOANN Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.10 per share on its Common Stock, payable on June 25, 2021 to all shareholders of record as of the close of business on June 11, 2021. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 193, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press release issued by JOANN Inc., dated May 21, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOANN INC.

Dated: May 21, 2021	By:	/s/ Matt Susz
	Name:	Matt Susz
	Title:	Senior Vice President, Chief Financial Officer